General information	12 Months Ended
Jun. 30, 2023
General Information
General information

1. General information

Locafy Limited (“Company” or “Locafy”) is a limited liability company incorporated in Australia. Its registered office and principal place of business is 246 Churchill Avenue, Subiaco, Western Australia. Locafy’s ordinary shares are listed on the Nasdaq Stock Exchange.

The principal activities of the consolidated entity during the financial year ended 30 June 2023 were the continued commercialisation of Locafy’s developed technologies, extension of the technology into local search solutions and the continual acquisition of businesses and assets complimentary to Locafy’s technology and commercial model.

Locafy has developed proprietary Search Engine Optimization (SEO) solutions delivered in a highly automated manner via a Software-as-a-Service (SaaS) model. The company is focused on growing its customer base with a range of local and national SEO products, primarily through distribution partners, targeting the North American and Australian markets.

The company’s Local SEO solutions help to increase search engine relevance and prominence in a specific proximity, using a fast, easy and automated approach. Our National Entity-Based SEO solutions enable the rapid increase in prominence in national markets for high value key terms and our Brand focused SEO solutions drive increased sales in online marketplaces. Central to the platform is the ability to automatically optimise published pages for relevant keyword searches and target audiences with minimal customer effort.

The Company also operates a Publishing division, which includes ownership of the global directory, Hotfrog, and three additional Australian directories, AussieWeb.com.au, PinkPages.com.au and SuperPages.com.au.

Locafy’s business model is largely subscription based recurring revenue derived via both direct-to-end user and reseller channel sales.